Confidential Treatment Statement

In the following document, we have redacted certain information because it both (i) is not material and (ii) would be competitively harmful if publicly disclosed, under the Freedom of Information Act (“FOIA”) (5 U.S.C. § 552), and applicable regulations adopted by the Securities and Exchange Commission (including 17 C.F.R. § 200.83 (d)(1)).  The redacted information is indicated with “[XXXXX]”.

Supplementary letter of intent for investment and cooperation of Quanzhou Chongwu yacht marina project

Party A: Quanzhou Port Group Co., Ltd

Unified social credit Code: [XXXXX]

Registered address: [XXXXX]

Party B: Vivic Corporation

Business ID：NV 20171103277

Registered address: 187 E. Warm Springs Road, PMB# B 450 Las Vegas, 89119-4112 (parties, both parties, or parties to the agreement, Party A and Party B)

Whereas:

The time frame detailed by the "letter of intent for cooperation in Quanzhou Chongwu yacht marina project" that was signed by both parties has passed, but still no formal agreement has been signed. Huian County People's Government recently used the "Quanzhou Chongwu yacht marina project promotion meeting minutes" to further improve the cooperation confidence of both sides. As both sides still sincerely want to continue to cooperate, the supplementary intention of cooperation (hereinafter referred to as the "letter of intent") was reached by means of teleconference and circulation signing for mutual compliance. This will aid the cooperation process in accordance with relevant laws and regulations.

1. Both sides’ current work on promoting the implementation of the project

Party A: the project has been approved by the upper management in Hui’an County Government, and is awaiting implementation from the local government.

Party B: has completed the investment report of Quanzhou Chongwu yacht marina.

2. Collaborative work in the next stage

Party A is responsible for going through the project approval procedures with the Hui'an County

Government, including putting the project into the Chongshan regulatory plan and the master plan of Quanzhou Chongwu National Marine Park, resolving the conflict between the existing plan and this project, communicating with the Planning and Design Bureau of Chongwu City Wall Heritage Protection, striving for the height control of the area, completing the preliminary examination of sea use, the variable of sea use involved in this project, and to create necessary conditions for the implementation of this project.

Party B shall be responsible for providing Party A with the necessary manpower and technical support in handling the above matters, and cooperate in providing the project design information required for various changes so that the respective parties can complete their tasks as soon as possible.

3. Cooperation mode

3.1 Both parties jointly develop the target project by establishing a project company to promote the construction and industrial development of both the water and land aspects in the project.

3.2 Quanzhou Port Group has set up a wholly-owned subsidiary with the existing sea and land assets (including the land itself) of the Chongwu branch, along with the fully assessed cost of the Chongwu Fujian Taiwan trading marina project.

3.3 The main body designated by Party B shall increase the capital and share of the newly established company in cash through the Quanzhou property rights trading center, accounting for no less than 51%. If the two parties decide to establish a cooperative relationship after negotiations, a formal transaction document shall be signed separately to specify the specific conditions and methods of cooperation.

4. Initial investment

4.1

the prior investment of both parties, such as travel expenses, transportation expenses, accommodation expenses and catering expenses, shall be borne by each party.

4.2 the expenses incurred by both parties for project planning and implementation, such as the planning and design fee, scheme report fee, project demonstration fee, project feasibility report fee, environmental impact assessment report fee, etc., shall be paid in advance by all parties on behalf of each other. After the project company is formally established, the project company shall report and sell the expenses.

5. Exclusive clause

Before or on the date of signing this letter of intent, Party A does not have any valid and performing legal documents such as the intention, formal contract, or agreement with a third party regarding the target project. Six months from the date of signing this agreement, Party A shall not directly or indirectly negotiate, discuss, or sign any transfer, capital contribution, capital increase, cooperation, construction and management, or similar contracts, agreements, and other legal documents with third parties for the target project. Within six months from the date of signing this agreement, Party B shall not negotiate or discuss new businesses of the same kind as this project in this city with any parties other than Party A.

     If both parties A and B fail to sign the formal transaction documents within six months from the date of signing the letter of intent, there is no need for any further negotiation or discussion between parties A and B. The one exception is if both parties A and B still wish to continue to cooperate. If so, consultations can be extended.

6. Liability for breach of contract

In case of violation of the exclusive provisions of Article 5 of this letter of intent, the breaching party shall compensate the observant party for all economic losses caused to the observant party as confirmed by both parties.

7. Dispute resolution

7.1 any dispute arising from the performance of this Agreement shall be settled by the parties through negotiation. If the negotiation fails, the parties agree to settle the dispute through the following [1].

(1) Present the case to the local court of the target project / plot for settlement.

(2) Present the case to the [Shenzhen International Arbitration Court] for arbitration.

Unless otherwise agreed in the effective judgment / ruling, all expenses incurred by each party in participating in the litigation / arbitration, including but not limited to litigation / arbitration fees, attorney fees, preservation fees, notarization fees, execution fees, etc., shall be borne by the losing party.

6.2 both parties agree that the laws of the people's Republic of China (excluding the laws of Hong Kong, Macao, and Taiwan) shall apply to the settlement of any dispute arising from this letter of intent or the performance of this letter of intent.

6.3 During litigation / arbitration, each party shall continue to perform other terms in this LOI that do not involve disputes.

8. Notice and service

8.1 After the signing of this agreement, all parties concerned shall deliver the documents to each other in written form by personal delivery or express delivery. If the documents are delivered by personal delivery, they shall be delivered when the other party signs for receipt. If the documents are delivered by express delivery, they shall be deemed as effective delivery on the third working day after the documents are sent.

8.2 The delivery address of the parties are as follows:

Address of Party A: [XXXXX]Contact person: [XXXXX]

Tel: [XXXXX]

Address of Party B: [XXXXX] Contact person: [XXXXX]

Tel: [XXXXX]

8.3 In case of any changes in the above delivery addresses of either party, the changing party shall notify the other party of the change within 5 working days from the date of change. Any notice or other relevant document served at the last address of each party shall be deemed as effective service.

9. Others

9.1 This letter of intent shall take effect from the date of signature and seal of each party, in quadruplicate, with each party holding two copies, all of which have the same legal effect.

9.2 The parties jointly confirm that this letter of intent is for the purpose of agreeing to a cooperation intent, and has no legal binding force on whether the parties finally cooperate. However, the exclusive terms, liability for breach of contract terms, dispute resolution terms, and notice terms in this letter of intent have legal binding force on the parties.

9.3 For matters not covered in this letter of intent, both parties may negotiate and sign a written supplementary agreement. The supplementary agreement shall have the same effect as this LOI.

(no text below)

Party A (seal): Quanzhou Port Group Co., Ltd

Legal representative or authorized representative (signature)：

Party B (seal): Vivic Corporation

Legal representative or authorized representative (signature)

Date of signing: 2020/6/2

Place of signing: Quanzhou

UUC-005

泉州崇武游艇码头项目投资合作补充意向书

甲方：泉州港务集团有限公司
统一社会信用代码：[redacted]
注册地址：[redacted]

乙方：VIVIC CORPORATION
BusinessID：NV20171103277
注册地址：187 E. Warm Springs Road, PMB #B450 Las Vegas, NV 89119-4112
（各方、双方或协议各方，指甲方及乙方）

鉴于：

双方签定的《泉州崇武游艇码头项目合作意向书》已过约定时限，尚未签订正式交易文件。日前，惠安县人民政府关于《泉州崇武游艇码头项目推进会议纪要》进一步增强了双方合作信心，双方仍有诚意继续合作，为推进合作进程，依照有关法律规定，以电话会议协商、流转签署形式达成本合作补充意向(下称“意向书”)，以资共同遵守。

一、双方目前就促进项目落地已开展的工作情况

甲方：合作项目已获上级单位认可；本合作项目已获惠安县政府核准同意、并向当地政府争取促成本项目落地政策。

乙方：已完成《泉州崇武游艇码头投资报告》。

二、下阶段协同开展的工作

甲方负责向惠安县政府办理项目立项手续；将本项目纳入崇山控规和泉州市崇武国家级海洋公园总体规划；调整现有规划与本项目规划冲突；主动与崇武城墙文物保护规划设计单位沟通对接，争取调整项目涉及区域范围控高；完成项目所涉用海预审、用海类型变更等工作，为实施合作项目创造必要条件。

乙方负责给予甲方在办理上述事项中必要的人力、技术等支持，配合提供各项变更所需的项目设计资料，以便尽快完成各项变更工作。

三、合作模式

3.1 双方通过设立项目公司方式，共同开发目标项目，并采取“水域+陆域”的合作开发运营模式，共同推进目标项目的建设与产业开发。

3.2 泉州港务集团以崇武分公司现有海域、陆域（含土地）资产和崇武闽台贸易码头工程费用全额评估后作价入股，设立全资子公司。

3.3 由乙方指定主体通过泉州市产权交易中心对新设立的公

司以现金方式进行增资扩股占比不低于51%。若双方经协商后，最终确定建立合作关系，则应另行签署正式的交易文件，明确具体合作条件及合作方式。

四、前期投入

4.1 双方各自单方面的前期投入，如：差旅费，交通费、住宿费及餐饮费用等等，由各方各自承担。

4.2 双方因项目规划及落地所产生的费用，如：规划设计费、方案报告费、项目论证费、工可报告费、环评报告费，等等，先由各方代为预先垫付，待项目公司正式设立后，由项目公司实报实销。

五、排他条款

本意向书签订前或之日，甲方不存在与第三方就目标项目合作事宜签订意向或正式的合同、协议等有效且正在履行的法律文件；自本协议书签订之日起六个月止，甲方不得就目标项目直接或间接地与第三方协商、洽谈或签署转让、出资、增资、合作、代建代管或类似性质的意向或正式的合同、协议等法律文件。自本协议书签订之日起六个月止，乙方不得在本市与甲方以外的其他单位协商、洽谈与本项目同类的新业务。

如甲、乙双方未能在达成本意向书之日起六个月止签订正式交易文件，甲、乙双方之间均无须再开展任何形式的磋商、洽谈

工作。如果甲、乙双方仍有诚意继续合作则不在此限，也可就时间顺延进行磋商。

六、违约责任

违反本意向书第六条排他条款的，违约方应向守约方赔偿因此给守约方造成的经双方确认的所有经济损失。

七、争议解决方式

7.1 各方在履行本协议书过程中产生的争议由各方协商解决，协商不成的，各方同意通过以下第【1】种方式解决。

（1）提交目标项目/地块所在地有管辖权的法院诉讼解决。

（2）提交【深圳国际仲裁院】仲裁解决。

除非生效判决/裁定另有约定，各方因参与诉讼/仲裁所产生的各项费用，包括但不限于诉讼/仲裁费、律师费、保全费、公证费、执行费等均由败诉方承担。

7.2 双方同意因本意向书或本意向书履行而产生的任何争议的解决，均适用中华人民共和国法律（不包括香港、澳门特别行政区及台湾地区的法律）。

7.3 诉讼/仲裁期间，各方应继续履行本意向书中不涉及争议的其他条款。

八、通知与送达

8.1 本意向书签订后，有关各方相互送交的文件，各方均采用

书面形式以专人送达或快递送达，如采用专人递送，在对方签收时即为送达；如采用快递的，文件发出后第3个工作日即视为有效送达。

8.2 各方的送达地址如下：

甲方地址：[redacted]

联系人：[redacted]

联系电话：[redacted]

乙方地址：[redacted]

联系人：[redacted]

联系电话：[redacted]

8.3 任何一方的上述送达地址如发生变更，变更方均应在变更之日起5个工作日内将变更内容通知另一方。凡按各方最后地址送达的通知或其他有关文件均视为有效送达。

九、其他

9.1 本意向书自各方签字盖章之日起生效，一式肆份，各方各执贰份，均具有同等法律效力。

9.2 各方共同确认：本意向书旨在对合作意向进行约定，对于各方是否最终进行合作不具备法律约束力，但本意向书中的排他条款、违约责任条款、争议解决条款及通知条款对各方具有法律约束力。

9.3 本意向书未尽事宜，各方可友好协商并签订书面补充协议，补充协议与本意向书具同等效力。

(以下无正文)

甲方（盖章）：

法定代表人或授权代表（签字）：

乙方（盖章）：

法定代表人或授权代表（签字）：

For and on behalf of
VIVIC CORPORATION
Authorised Signature(s)

签订日期：2020年 6 月 2日

签订地点：